Exhibit 99.1

Leading the Future of America's Embodied AI Ecosystem

12 Years of Automotive Manufacturing Excellence, Now Powering Robotics.



FF EAI Robot World

Sep. 2026

FF EAI Robotics Ecosystem Inc.

Forward Looking Statements

This presentation, including any investor materials or other document of which it forms a part (this "Communication"), contains "forward-looking statements" within the meaning of the "safe harbor" provisions of the Private Securities Litigation Reform Act of 1995, as amended, and other securities laws, regarding AIxCrypto Holdings, Inc. ("AIxCrypto," the "Company," "us," "our," or "we") and our industry. All statements, whether written or oral, other than statements of historical fact, including any financial projections and any statements regarding future events, our strategy, our transition to robotics operations, our plans for RoboShare, our digital asset disposition plans, the proposed acquisition of the FF EAI Robotics business, the projections referenced in this communication, our name and ticker change, any related financing, and the anticipated benefits and timing of the foregoing, our objectives, expectations, or anticipated actions or results, are forward-looking statements. You can often identify forward-looking statements by words such as "may," "might," "will," "shall," "should," "expects," "plans," "anticipates," "could," "intends," "targets," "projects," "contemplates," "believes," "estimates," "predicts," "potential," "goal," "objective," "seeks," "likely," or "continue," or the negative of these terms or other similar expressions; the absence of these words does not mean a statement is not forward-looking. These statements reflect our current expectations and projections about future events as of the date of this Communication and are necessarily based on estimates and assumptions that, while considered reasonable by management, are inherently uncertain. AIxCrypto can give no assurance that such forward-looking statements or financial projections will prove to be correct.

Actual results may differ materially from those expressed or implied by these forward-looking statements as a result of numerous risks and uncertainties, both general and specific, including, but not limited to:

The proposed transaction. The term sheet is non-binding and may not result in definitive agreements; the proposed transaction may not be approved by the Special Committee, the Board or applicable regulators, and may not be completed on the terms described or at all; the conditions to closing and the parties' ability to satisfy them; the timing of the transaction and the costs of pursuing it; the issuance of a substantial number of shares as consideration and the resulting dilution; the proposed special stock dividend and our ability to declare and pay it; the fact that the counterparty is our controlling stockholder and the conflicts of interest inherent in the transaction; our dependence on the counterparty for transition, supply and support following any closing; the scope and enforceability of the proposed non-competition and governance arrangements; the consequences of the transaction under Nasdaq listing rules, including the possibility that we must satisfy initial listing requirements in connection with a change of control or change in the nature of our business; our ability to integrate and operate the acquired business; and the risk that the acquired business performs differently than anticipated.
Projections. The projections referenced in this communication were prepared by FFAI management for the FF EAI Robotics business on a standalone basis and do not reflect our existing business, transaction-related expenses or the combined company. We have not independently verified them or adopted them as guidance. They were not prepared with a view toward public disclosure or toward compliance with the published guidelines of the Securities and Exchange Commission or the American Institute of Certified Public Accountants regarding prospective financial information, and no independent registered public accounting firm has examined, compiled or performed any procedures with respect to them, and none expresses an opinion or any other form of assurance with respect to them. The projections reflect estimates and assumptions that are inherently uncertain and subject to change, including through due diligence and the review of our special committee and its financial advisor. Actual results are likely to differ, and may differ materially.

Liquidity, capital and going concern. Our limited cash and liquidity position and our history of operating losses and negative operating cash flow; substantial doubt regarding our ability to continue as a going concern, as described in our periodic reports; our need to obtain additional financing on acceptable terms or at all, and the substantial dilution to existing stockholders that additional financing may cause ,including any financing completed in connection with the proposed transaction, which may not be completed or may be on less favorable terms than anticipated; our ability to fund operations pending and following the disposition of our digital asset positions; and our ability to satisfy the continued listing requirements of The Nasdaq Stock Market, including stockholders' equity, minimum bid price and other applicable standards.

Our strategic transition and the disposition of digital assets. Risks associated with a fundamental shift in our business strategy and the redeployment of resources from a digital asset treasury strategy to robotics operations; our ability to execute the disposition of our digital asset positions in an orderly manner and on acceptable terms; the risk that amounts realized on disposition are materially less than carrying value as a result of price volatility, market depth, execution timing, custody or transfer constraints, or other limitations; tax, accounting and regulatory consequences of the dispositions; the continued volatility and regulatory uncertainty associated with digital assets and cryptocurrencies during the wind-down period; the concentration of a substantial portion of our assets in a single equity investment, including an investment in a related party, and the illiquidity, valuation uncertainty, holding-period and transfer restrictions associated with that investment; and risks arising from our relationships and agreements with related parties and significant stockholders.

Our robotics operations business. Our limited operating history in robotics operations and commercialization and the absence of a meaningful revenue history; the early stage of RoboShare and the risk that customer demand, repeat demand, pricing, utilization or unit economics do not develop as anticipated; our dependence on a small number of customers, on a single initial geographic market, and on individual events or engagements, and the risk that the loss of, or a change in the terms of, any such relationship has a disproportionate effect; our dependence on third-party robot owners, operators, suppliers, original equipment manufacturers and local partners, and on their willingness to make robots available on our platform; risks relating to the availability, cost, quality, maintenance, transport, insurance and technological obsolescence of robots and related equipment, and to supply chains, tariffs and trade measures affecting them; and our ability to expand into additional markets and to attract and retain participants on both sides of our marketplace.

Operations, safety and liability. Risks of property damage, personal injury or death arising from the operation of humanoid robots, quadrupeds and other autonomous or semi-autonomous machines in proximity to performers, employees, guests and the public, including at live events and in uncontrolled environments; product liability, premises liability, negligence and related claims and the adequacy, scope, availability and cost of our insurance coverage and of contractual indemnities from customers, owners and suppliers; the allocation of responsibility among us, robot owners, venues, event producers and customers; permitting, licensing, occupational safety and event-specific regulatory requirements; and the reputational consequences of any safety incident.

Technology, data and intellectual property. Systems, network, telecommunications or service disruptions, failures, defects or cyber-attacks; the performance, reliability and autonomy limitations of robotic systems and of the software, models and networks that support them; our collection, use, storage, transmission and protection of personal information, including images and any biometric or biometric-adjacent data captured in the course of robot deployments, and evolving privacy, biometric and artificial intelligence laws and regulations across the jurisdictions in which we operate or intend to operate; our ability to obtain, maintain, protect and enforce our intellectual property rights and to defend against third-party claims of infringement or misappropriation; and our reliance on third-party technology, platforms and licenses.

Legal, regulatory and general. The regulated industries and jurisdictions in which we operate; current or future laws or regulations and new interpretations of existing laws or regulations, including those applicable to digital assets, robotics, autonomous systems, consumer protection, advertising and endorsements; the risk that our marketplace arrangements, or the manner in which they are described, are characterized differently than we intend by regulators or courts; the failure of counterparties to perform their contractual obligations; litigation, regulatory inquiries, investigations and enforcement actions, and their costs and outcomes; business, economic, market and capital-market conditions; competition in our industry; changes in market demand for, and the pricing of, our products and services; our ability to define, design and release new products and services in a timely manner that meet customer needs; our ability to attract, retain and motivate qualified personnel, including key management; our ability to manage our growth and our transition; and our ability to maintain effective internal control over financial reporting and disclosure controls and procedures.

This list of factors is not exhaustive. Additional risks and uncertainties are described more fully in our filings with the U.S. Securities and Exchange Commission (the "SEC"), including our Annual Report on Form 10-K for the year ended December 31, 2025, our Quarterly Reports on Form 10-Q, and our subsequent filings, which are available on the SEC's website at www.sec.gov. Investors are urged to review the liquidity, capital resources and going concern disclosures contained in those reports.

The forward-looking statements in this Communication speak only as of the date hereof. Except as required by law, neither AIxCrypto nor any other person undertakes any obligation to update or revise any forward-looking statement or financial projection set out herein, whether as a result of new information, future events or otherwise. This Communication is provided for informational purposes only, does not constitute an offer to sell or the solicitation of an offer to buy any security, and does not constitute investment, tax or legal advice or any investment recommendation, and does not take into account the investment objectives or financial situation of any person. AIxCrypto reserves the right to amend or replace the information contained herein, in whole or in part, at any time, and undertakes no obligation to notify any recipient thereof. Readers are cautioned not to place undue reliance on these forward-looking statements. This caution is made under, and these forward-looking statements are intended to be covered by, the safe-harbor provisions of the Private Securities Litigation Reform Act of 1995.

No Offer or Solicitation

This presentation shall neither constitute an offer to sell or the solicitation of an offer to buy any securities, nor shall there be any sale of securities in any jurisdiction in which the offer, solicitation or sale would be unlawful prior to the registration or qualification under the securities laws of any such jurisdiction.

AGENDA

Contents

01 FFR Overview: An Embodied AI Company, 12 Years of Automotive Capabilities Powering Robotics

The first U.S. EAI robotics OEM to deliver humanoid and bionic robots, and No. 1 in shipments up to date

Company profile

FFR is a U.S. Embodied AI (EAI) robotics OEM building a Four-Core Full-Stack AI Ecosystem across, EAI Brain and Developer Platform, EAI Devices, Industry Productivity Solutions, EAI Data Factory. And It is the first U.S. company to deliver both humanoid and bionic robots, advancing the robotics industry's growth.

Four-Core Full-Stack AI Ecosystem

The only company in North America with an initial Four-Core Full-Stack AI Ecosystem, serving education, industry, security and commercial services. The delivery, data collection, brain evolution, capability improvement and deployment cycle supports commercialization at scale.

One Brain, Multiple Forms; Multiple Forms, Multiple Capabilities

- One intelligent brain powers multiple robot form factors.
- Multiple robot form factors serve diverse use cases.

12 years of automotive expertise

FFR applies FF's 12 years of U.S. R&D, AI software, supply chain, manufacturing, quality, compliance, delivery and user operations to robotics. FFAI Group has invested approximately $4B, with 50% allocated to R&D.

Built in USA program: building U.S. robotics manufacturing capabilities

- U.S. assembly, with FF's own factory opening in 2026
- Hanford manufacturing facility
- First EAI robot off the U.S. line in February 2027

Five-year targets

- Top 3 among U.S. companies in global EAI device sales
- Top 3 in industry ecosystem revenue

12 Years · Invested	Today · Achieved	2026E · Target	2027E · Target	2028E · Target
~$4.0B	**550+ units**	**$7.1M · 2,001 units**	**$45.2M · 7,400 units**	**Q3 Operation CF Positive**
Automotive-grade R&D / manufacturing / supply-chain system (50% R&D)	#1 in U.S. cumulative shipments · positive unit gross margin	Full-year revenue and shipment targets	Full-year revenue and shipment targets; first in-house line EAI robot in Feb 2027	Operating cash flow positive for the quarter · ~$150M to reach breakeven

Note: 2026E–2028E figures are forward-looking targets based on the company's business plan, not performance commitments. Actual results may differ.

01 Management Team: Deep EAI Industry Experience & FFAI Group Empowerment

FF Robotics & FFAI Management Team



YT Jia
FFAI Founder & CEO

Background
- EAI ecosystem builder
- Founder of LeEco ecosystem and FFAI
- 26 years of industry experience



Jerry Wang
FFAI Executive Chairman
AIXC CEO

Background
- FFAI founding team member, 2014–2026 (12 years)



Andrew Grossman
Head of Legal

Background
- Led legal, governance and strategy at AIxCrypto Holdings (incl. robotics business and corporate transformation)
- Former General Counsel of Neon Machine
- 20+ years as partner at WilmerHale and Paul Hastings (M&A, capital markets, technology & IP)



Chris Chen
FFR SVP, Business Development, Growth & Revenue

Background
- 20+ years in the automotive, technology and AI industries
- Leads commercialization of the "Four Core Full Stack" strategy and Physical AI ecosystem building



Terry Wang
FFR SVP, Strategy, Business & Operations, Compliance & Risk Control

Background
- 20 years of strategic planning and operations experience at internet and EV companies
- Former General Manager of LeEco PMO



Hong Rao
Head of EAI Brain & EAI R&D

Background
- Former VP of Connected Vehicle, Autonomous Driving & AI at FF
- CTO of Borqs
- Senior Director of Mobile Software Engineering at Motorola



Aaron Ma
Head of Industrial Productivity Solutions & Data Factory

Background
- 20+ years of automotive and smart device R&D experience
- Former Head of Automotive R&D and VP of IAI Software R&D at FF
- Previously at LeEco and Meizu



Yongqiang Yang
Head of Open Source & Developer Platform

Background
- 25 years of technology management and industry experience
- CTO of LeTV
- Co-founder and Chairman of LeCloud; pioneer of China's cloud video industry
- Built China's first smart TV app store and open platform; multiple Chinese and U.S. patents



Jim Gao
Head of Device, Product & PLE

Background
- 15 years of product R&D in internet, consumer electronics and EVs
- Held roles at Sina, iQIYI, LeTV and LeTV US
- Led multiple products from 0 to 1, with user bases exceeding 100 million



Jay Sheng
AIXC President & CFO

Background
- 16+ years of cross-border management in Europe and the U.S.; operations and board governance expertise
- Former GM of AVIC Beiqi North America and Acting GM of Europe
- Former Independent Director & Audit Committee Chair at FF; INED & Audit Committee Chair at AIXC



Max Ma
Head of Supply Chain

Background
- Regional Key Account Manager, Mercedes-Benz Technology
- Business Unit Manager, Altran



Koti Meka
FFAI CFO

Background
- Cost optimization, product development finance and corporate finance at Ford
- 22 years of industry experience



Todd Harrington
FFAI General Counsel

Background
- 20+ years of legal leadership experience
- General Counsel at several technology companies before joining FFAI
- J.D., Loyola Law School; B.S. EE, CSU Long Beach; admitted in California and before the USPTO



Tin Mok
Head of Middle East

Background
- 15+ years of senior management in global consumer electronics
- Part of FF's early founding team



Jason Song
Head of China

Background
- Co-founder and President of SiTech Electric Vehicle
- Former VP of Strategic Cooperation at FF; led establishment of FF's China HQ in Huanggang, Hubei

01 Investment Highlights: The Entry Point Before Value Is Unlocked

An opportunity to own a stake in a potential top-three robotics ecosystem among U.S. Nasdaq-listed companies, supported by strategic, business and capital-markets advantages

01 Strategic advantages

North America's only “four-core” ecosystem

EAI Brain and Developer Platform, EAI Devices, Industry Productivity Solutions, and EAI Data Factory evolve through a continuous delivery, data collection, brain evolution, capability improvement and deployment cycle.

Built in USA

Twelve years of automotive-grade capabilities position FFR among the first companies to deliver robots at scale.

One Brain, Multiple Forms; Multiple Forms, Multiple Capabilities

One intelligent brain powers multiple robot form factors; multiple robot form factors serve diverse use cases.

02 Business advantages

One brain already covers the complete Robot World

No. 1 in device shipments · 550+ units

Cumulative shipments through August 2026; the first U.S. company to deliver humanoid and bionic robots, the leading U.S. robotics OEM by shipments, and No. 1 in device sales.

The first U.S. EAI robotics education industry solution

A profitable, closed-loop Data Factory business

RoboShare (RaaS) lowers the adoption barrier, drives scaled deployment, and generates recurring service and asset-operating revenue.

03 Capital-markets advantages

Investment scarcity

Nasdaq offers few pure-play robotics investments. FFR is currently the only humanoid and bionic robotics company among them delivering at scale with positive contribution margin per unit.

Value not yet unlocked

A substantial portion of the robotics business's value remains unrecognized.

02 Four-Core Full-Stack AI Ecosystem: FFR's Ecosystem Evolution Flywheel

■ Four-Core Full-Stack AI Ecosystem

FFR's robotics business model combines EAI Brain and Developer Platform, EAI Devices, Industry Productivity Solutions, and EAI Data Factory. Each core operates independently while reinforcing the others through a flywheel that maximizes business value.

■ Internal flywheel

Data and capabilities circulate across the four cores: more devices → more data → a stronger brain → more deployments → more sales.

■ External flywheel

Opening all four cores builds a developer ecosystem around a reciprocal customer–supplier model. Partners buy FFR devices to develop skills, solutions and components. FFR purchases and integrates their capabilities, expanding the ecosystem and increasing device sales.

Open device ecosystem
FFR and partner brands serve the broader market

Open Industry Productivity Solutions
Open to solution providers and system integrators



EAI
Devices
Industry Productivity Solutions
Four-Core Full-Stack AI
Robotics Ecosystem
EAI
Data Factory
EAI Brain Developer Platform

Open Data Factory
Data sales and training services for data collection and large language model companies

Brain licensing and an open-source developer platform
License EAI Brain capabilities to partners and attract developers

02 Four-Core Full-Stack AI Ecosystem: Business Progress

01 EAI Brain & Developer Platform

100% deployment

100 skills / 200 developers



- Simulation motion-tracking success rate validates cross-form-factor compatibility
- Core stack: AI interaction, VLA, manipulation and WBC
- VLA fine-tuning on NVIDIA GR00T; SONIC advances WBC
- Commercialization framework established: Soul Framework / Brain Blocks / SDK

02 EAI Devices

550+ units



- Cumulative shipments with positive contribution margin per unit
- 2026 target: 2,001 units; ~130,000 units over five years
- Focus on education, industry, security and inspection

03 Industry Productivity Solutions

Year-end 2026

Across education, industry, security and commercial services, translate EAI capabilities into repeatable, deployable and scalable industry productivity solutions.



04 EAI Data Factory

2,100 hrs/month (Aug. 2026) → 20,000 hrs/month (year-end 2026)



- Integrated collection → training → evaluation → deployment → continual learning cycle
- 50,000 hours of real-world data targeted for the year, building a lasting competitive advantage
- Data business revenue exceeds $400,000

02 Four-Core Full-Stack AI Ecosystem: EAI Brain & Developer Platform

Key takeaway The EAI Brain is FFR's proprietary software stack, with a four-layer architecture spanning skill applications to system support. Built on the NVIDIA ecosystem, it serves general users and professional developers through an open-source, open platform.

EAI Brain · proprietary intelligence	Open source and open platform	Users
L1 Skill application layer →	Skill application layer (open ecosystem) →	General users & developers
L2 Understanding · orchestration · execution layer →	Open-source platform →	Professional developers
L3 System support layer →	Aggregation architecture →	Professional developers

↑ Built on the NVIDIA ecosystem · Isaac / GPU compute / simulation

Demonstrated core capabilities



Perception & 3D scanning
High-precision point-cloud mapping and environment understanding



Motion capture · simulation · S2R
Motion capture → retargeting → simulation training → real-robot policies



Integrated security & inspection solution
Visible-light / thermal multimodal inspection with centralized control



Whole-body control (WBC)
Coordinated whole-body control and real-time gait generation

02 Developer Platform: An Open Ecosystem Accelerating Deployment

01
Brain Blocks programming

Block-based programming platform · Full path from Blocks to ROS 2 · No-code deployment across robot models · Natural-language Vibe Coding

02
EAI Souls engine

A robot “soul” and personality engine · Customizable character, voice and knowledge bases · More personalized companionship

03
Create Studio (beta)

Video-to-motion creation tool · Upload a video to generate robot movements · Enables students and creators to produce robot content

04
SDK / API development kit

Local tools for professional developers · Pre-deployment simulation testing · One-click deployment to physical robots

05
Developer portal

A unified developer portal · For young developers, educators, creators, engineers and researchers · Develop, test, publish and manage Agent Skills end to end

06
Youth skills store

A marketplace for student-created Agent Skills · Students publish projects and build portfolios · Peers and teachers discover, test and share


MY EAI SOULS


Micky Mouse



02 Four-Core Full-Stack AI Ecosystem: EAI Devices

Three form factors, five series, 11 models: humanoids, quadrupeds and mobile manipulators

Humanoid

Futurist
Flagship full-size humanoid
51 DOF · 172 cm/55 kg · Thor platform · 3D LiDAR · Education/research/industrial training
From $89,900



Master
Mid-size athletic humanoid
131 cm/39 kg · 31 DOF · Orin platform · 50+ languages/30+ expressions · Guided tours and shows
From $29,990



Master Mini
Compact humanoid
100 cm/20 kg · Pro/Ultra
From $9,990



Nova
Entry-level miniature humanoid
Under 50 cm · Home companionship
Pricing TBA



Quadruped

Navi
Foundational learning quadruped
8 kg weight · 3D-printed/DIY · Visual programming · STEM education/home companionship
$1,990



Aegis
Professional quadruped
10 kg payload · Quadruped or four-wheel · 30° slope/35 cm obstacle · 5.5 m/s · Education/security & inspection
From $3,990



Aegis Ultra-W
Lightweight professional wheel-legged quadruped
~22 kg · 5.5 m/s · 65 cm obstacle · Security/companionship
From $12,990



Aegis Mega A
Mid-size industrial wheel-legged quadruped
50 kg payload · 25 cm steps/80 cm obstacle · Security/inspection
$74,990



Aegis Mega D
Mid-size industrial wheel-legged quadruped
Dual hot-swap batteries, 5 h · Multi-payload modules
$74,990



Aegis Hyper
Large industrial quadruped
All-weather · Thermal imaging/gas detection/3D scanning
$137,900



Mobile manipulator

Faber Mobile manipulator
5 kg payload per arm · 7 DOF · Height-adjustable body · 2 m/s · Dual LiDAR · Thor computing · Autonomous charging — production, sorting and data capture
Contact sales for pricing



One Brain, Multiple Forms; Multiple Forms, Multiple Capabilities — the broadest EAI device portfolio by form factor in the U.S. market, spanning education, industrial application, security & inspection, and entertainment.

Four-Core Full-Stack AI Ecosystem: Industry Productivity Solutions & Developer Platform — Four Core Use Cases

Education

A learning platform for K–12 and research

All six series & Navi



Security / inspection

Patrol, monitoring and industrial inspection

Aegis



Industry

Manufacturing, logistics and material handling

Faber



Commercial services

Reception, guided tours, entertainment and services

All six series



02 Four-Core Full-Stack AI Ecosystem: EAI Data Factory

Proprietary Data OS · Centralized + decentralized · Four data types · High-margin revenue with repeat purchases

Business model — centralized + decentralized

Centralized data factory

1,000 m² · 50+ devices · 6 real-world environments

01 Simulation + egocentric capture
Proprietary full-stack software; high-quality foundation-model training data

02 Egocentric data capture
Real-world capture at LA HQ; first supermarket-shelf environment deployed

03 Teleoperation data
Motion-data commercialization underway; first order signed in May 2026

Decentralized data factory

Accessible distributed collection · Real-world feedback loop

01 Integrated with EAI Devices
Every deployed device feeds data back to the brain

02 First autonomous collection robot
First humanoid for autonomous data collection delivered

Technology — four data types → one pipeline

- **Human video**
  First- and third-person multimodal capture → manipulation trajectories
- **Teleoperation**
  Centralized factory; 50+ devices across 6 environments → motion data
- **Autonomous operation**
  Decentralized real-world operations → continuous feedback
- **Simulation**
  Isaac Sim / MuJoCo; long-tail and high-risk scenarios → synthetic trajectories

Output: standardized LeRobot trajectories; cross-form-factor compatibility

Post-processing pipeline

① **Preprocessing and alignment**
Multimodal time alignment · denoising · sequence segmentation · sensor calibration

② **Extraction and retargeting**
Skeleton/keypoint extraction · Retargeting · Motion label generation

③ **Annotation, cleaning and validation**
Automated annotation · human QA · model-based validation · dataset construction

Data platform and revenue milestones

- **Data marketplace**
  On-demand search across four data types for external buyers
- **Decentralized contributors**
  Crowdsourced collection · privacy · incentives
- **Annotation and orchestration**
  Scaled annotation · quality control · workflow orchestration
- **Quality dashboard**
  KPI monitoring · Dataset versioning · Compliance governance
- **Infrastructure**
  Centralized factory + decentralized network + Isaac Sim / MuJoCo; data lake and training compute

Three commercial milestones — August 2026

01 First sales order
EAI Data Factory signs its first sales order - concept turns into revenue.
Data business revenue exceeds $400,000.

02 End-to-end commercial validation
Data monetization validated: collection → processing → delivery → revenue.

03 Accelerating the flywheel
Device → data → brain flywheel now self-reinforcing



"Data is no longer just a cost. It generates revenue with clear pricing, high margins and repeat purchases."

The EAI Data Factory closes the loop: proprietary Data OS · real-world collection · AI-driven pipeline · scalable, high-margin data revenue.

03 One Brain, Multiple Forms; Multiple Forms, Multiple Capabilities: Robot World

Futurist



Full-size professional humanoid for industrial and professional applications.

Master



Mid-size athletic humanoid for competition, education and companionship.

Master Mini



Compact humanoid for education, research and competition.

Nova



Entry-level humanoid to start your embodied AI learning journey.

Faber



Mobile manipulator for industrial automation and commercial services.

Aegis



Professional EAI quadruped for inspection and industry applications.

Navi



A Foundational AI learning quadruped for the next generation of AI developers.

Aegis Ultra-W



Pro lightweight wheel-legged quadruped for security patrol and home companionship.

Aegis Mega A



Mid-size industrial wheeled-legged quadruped with 50 kg payload for complex-terrain operations.

Aegis Mega D



Mid-size industrial wheel-legged quadruped with a single-chassis, multi-payload module design.

Aegis Hyper



Large industrial quadruped for all-weather autonomous inspection.

03 One Brain, Multiple Forms vs. One Form, Multiple Capabilities: FFR vs. Tesla/Figure

FFR's "One Brain, Multiple Forms; Multiple Forms, Multiple Capabilities" approach underpins a platform-based EAI ecosystem, with advantages across form-factor coverage, use-case adaptability, and ecosystem openness. Tesla/Figure focus on a single humanoid form factor, with an emphasis on production at scale.

FFR: One Brain, Multiple Forms; Multiple Forms, Multiple Capabilities

Form factors: N+

One unified EAI Brain powers multiple robot form factors.

FFR Brain
Unified Embodied AI

- Humanoid robots
- Quadruped robots
- Mobile manipulators

Tesla Optimus/Figure 03: One Form, Multiple Capabilities

Form factors: 1

A single general-purpose humanoid, designed for production at scale

Optimus/Figure 03 Brain
Optimized for a Single Form Factor

Humanoid Robot
Optimus (the only device)

New form factors require additional hardware development


Capabilities by approach
Form-factor coverage
Use-case adaptability
Data diversity
Ecosystem openness
Capability depth within a single form factor
Production at scale
FFR
Tesla Optimus

- **Platform vs. single product:** A unified EAI Brain powers humanoid, quadruped and other robot form factors. New form factors reuse the same brain at low incremental development cost. Tesla's capabilities are constrained by its single humanoid form factor.
- **Multiple forms, multiple capabilities:** Multiple robot form factors improve adaptability across use cases and data collection efficiency. A single form factor draws on a comparatively limited range of real-world data sources.
- **Ecosystem openness:** FFR offers open-source solutions and a developer platform, attracting third parties to help build the ecosystem. Tesla's development is proprietary and closed, with strengths in production at scale but more limited external ecosystem participation.

04 Customer Acquisition: Channels × Use Cases × Open Ecosystem

Sales channels, four core use cases and an open ecosystem jointly accelerate customer acquisition and global expansion

① Sales channels: reach and convert customers through 5+1+1

Channel	Type	Description
FF PAR	B2B	PAR partners / integrators and equity participation
B2B sales	B2B	Direct enterprise sales; solutions and ROI
Marcom	B2C	Livestream commerce and demand generation
Community	B2C	Community and word-of-mouth conversion
E-commerce	B2C	Direct website and e-commerce sales
M³	Across all channels	Mentor-Mentee ecosystem
RoboShare	RaaS rental	Online rental delivering immediate value

② Four core use cases: reach and adoption

Education
A learning platform from K–12 to research
All six series & Navi

Security / inspection
Patrol, monitoring and industrial inspection
Aegis

Industrial Applications
Manufacturing, logistics and material handling
Faber

Commercial services
Shows, interaction and commercial performances
All six series

User acquisition

③ Open partnerships: joint development

Industry productivity solutions
Solutions for vertical industry use cases

Developer Platform
1+6+N ecosystem

Data
Data asset operations

Services
Delivery and maintenance

5+1+1 sales channels × four core use cases × open ecosystem = three models working together to drive customer growth

05 Built in USA + Information Security: FFR's FCC & ICTS Competitive Moat

Management views the new policy as supporting U.S. EAI robotics rather than eliminating the category: a place-of-production standard excludes foreign-made finished robots and encourages domestic manufacturing. For FFR, this is a policy-driven reshaping of the landscape — with FFR on the benefiting side.

Policy interpretation

Core rationale: block foreign-made products, not the industry

Protecting U.S. companies and industrial competitiveness. A blanket ban is unlikely — it would equally harm Tesla Optimus, Figure and FF, contrary to Washington's intent. The rules block "foreign-made finished products" and support "Built in USA."

Current: finished robots blocked — the test is production location

Products failing the "domestic end product" standard cannot obtain FCC authorization for import, marketing or sale — the test is production location, not nationality.

Pending: components tighten in stages; U.S. assembly is the runway

Component policy is expected to tighten in stages; "imported components + U.S. final assembly" provides a transition runway — early movers hold the advantage.

Outlook: ICTS likely extends to robotics — a second layer atop FCC

ICTS is likely to extend to robotics, adding foreign-adversary thresholds on top of the FCC's production-location test — a dual layer of constraints.

Net effect: products blocked, regulation layering — U.S. entry barriers keep rising

Regulation-driven competitive advantages for FFR

1.1 Compliance and localization hurdles deter new entrants

1.2 Overseas EAI players face rising regulatory uncertainty

1.3 FFR's U.S. platform gains supplier choice and pricing power

1.4 Scarcer compliant supply strengthens FFR's channel position

1.5 Compliant U.S. supply is scarce — FFR is the long-term partner

1.6 While rivals stall, FFR compounds channels, scenarios and data

U.S. entry for Chinese supply-chain partners: the policy encourages U.S. component manufacturing; FF's bridge model offers partners a compliant entry route.

If components also tighten? Phased buffers + multi-sourcing + priority localization of high-value parts + in-house Faber production. A blanket ban would contradict reshoring goals and hurt the whole industry — considered unlikely.

Risk Disclosure: this slide includes policy interpretations and forward-looking estimates (component tightening pace; ICTS extension to robotics); neither is guaranteed. Formal component cost determinations, Conditional Approval and ICTS compliance assessments should be verified by trade / FCC counsel. Sources: FCC DA 26-786 (Jul. 28, 2026) · 48 CFR §25.101(a) · BIS Connected Vehicle ICTS Final Rule.

05 Built in USA: 12 Years of Technology Development Position FFR Among the First to Deliver at Scale

Built in USA roadmap: factory opening in 2026, first new product in February 2027

Phase 1

Core capabilities · through July 2026

Initial development of three cores:
1. EAI Brain and Developer Platform
2. Industry Productivity Solutions
3. EAI Data Factory

U.S. manufacturing site assessment and planning underway, including Hanford.

During 2026

Robotics factory begins operations

Phase 2

Assembled in USA · 2026.8 – 2027.2

Accelerate U.S. assembly of EAI devices and related components.
Robotics factory opens in 2026, with the first new EAI device off the line in February 2027.

February 2027

First new EAI device off the line

Phase 3

Complete "Built in USA" · target Q4 2028

U.S. manufacturing of EAI devices, related components and key components that advance the industry.

3–5 Models / year

New models launched and manufactured in the U.S. annually



06 Financials & Valuation: Monthly Sales at Record Highs in 2026; Quarterly Operating Cash Flow Turns Positive in Q3 2028

Actual shipments (monthly) → 5-year plan (annual): Units (bars) × Gross margin (line) + Revenue

ACTUAL 2026 monthly shipments (units)



22
46
69
105
152
158
Mar
Apr
May
Jun
Jul
Aug

552 units

Mar–Aug cumulative · new high every month

Actual financials	Revenue	GM
4Q25A	$0	n/a*
1H26A	$1.14M	31%

PLAN 5-year plan: units, gross margin & revenue

Revenue CAGR

~250%



Gross margin (line)
Units (bars)
10%
31%
44%
49%
54%

	2026E	2027E	2028E	2029E	2030E
Revenue ($M)	7.1	45.2	258.9	604.7	1,064.2
Units	2,001	7,400	24,125	40,250	60,000
Gross margin	10%	31%	44%	49%	54%

134K units

5-yr cumulative units (2026E–2030E)

150×

Revenue growth 2026E → 2030E

$1.06B

2030E revenue

+$361M

2030E EBITDA

Q3 2028

Quarterly operating cash flow turns positive

GM 10% → 54%: entry-level education models first (positive unit margin) → richer product mix, ecosystem & software reaching 49% of revenue → growing recurring revenue per installed robot + scale cost-down and capacity ramp

** No revenue in 4Q25 (opex $0.90M), so no GM. Actuals from the Robotics Business carve-out combined financial statements (as of 6/30/2026, unaudited); no quarterly split, hence 4Q25 and 1H26 shown. Monthly shipments per internal data.*

06 Financial Projections: Five-Year Financial Overview

Revenue grows 150x in five years, with ecosystem and software reaching 49%

Revenue mix · device sales × ecosystem and software ($M)



Device Sales (Net)
Ecosystem & Software
Revenue ($M)
1200
1000
800
600
400
200
0
$7M
$45M
$259M
38%
$605M
43%
$1,064M
49%
2026E
2027E
2028E
2029E
2030E

EBITDA turns positive in 2028, reaching +$361M in 2030E; gross margin rises from 10% to 54%

EBITDA and Net Income ($M)



EBITDA
Net Income
$M
400
300
200
100
0
−100
-30
-30
-83
-85
+1
-6
+148
+135
+361
+342
2026E
2027E
2028E
2029E
2030E

Peak cumulative funding need of ~$150M (Q3 2028); five-year CapEx of $98M

Cumulative funding need · operating basis, before financing ($M)



Cumulative Funding Need ($M)
0
−25
−50
−75
−100
−125
−150
−175
-37
-143
Peak −$149.8M · Q3 2028
CY26
Q1 27
Q2 27
Q3 27
Q4 27
Q1 28
Q2 28
Q3 28
Q4 28

Quarterly operating cash flow turns positive in Q3 2028; FY2028 reaches +$1.8M

Quarterly operating cash flow · Q1 2027 – Q4 2028 ($M)



Operating Cash Flow ($M/Qtr)
15
10
5
0
−5
−10
−15
−20
−25
First Positive Quarter · Q3 2028
-20.9
-19.9
-21.4
-21.1
-8.5
-5.5
+4.0
+11.8
Q1 27
Q2 27
Q3 27
Q4 27
Q1 28
Q2 28
Q3 28
Q4 28

06 Valuation Benchmarking: FF Robotics at $200M vs. Peers

2027E P/S = market cap ÷ 2027E consensus revenue (FactSet / Capital IQ) · U.S. split into "Specialized Robotics" and "Embodied AI Robotics"

Greater China listings · embodied AI / collaborative robots + FFR

- **Unitree** — Mkt cap $32.9B · 27E revenue $791M · STAR Market 2026 — Mkt cap $32.9B — 41.6x
- **Dobot** — Mkt cap $1.2B · 27E revenue $161M · HKEX 2024 — 7.6X · mkt cap $1.2B
- **UBTech** — Mkt cap $5.1B · 27E revenue $901M · HKEX 2023 — 5.6X · mkt cap $5.1B
- **FF Robotics** — $200M ÷ BP FY27E $45M — 4.4x · Entry $0.2B

Regional median 7.6x — FFR is below the median of all Greater China embodied AI peers

Conclusion:
FFR's 4.4x is below both peer-group medians; and in the U.S. market, the number of listed embodied AI robotics companies is 0 —
Upon closing, FFR will be the first listed embodied AI robotics company in the U.S., commanding scarcity pricing.

U.S. listings · embodied AI robotics (humanoid / quadruped)

0

There is currently no listed embodied AI robotics ecosystem company in the U.S.
Upon closing, FFR becomes the first — at an entry multiple of just 4.4x (2027E P/S).

U.S. listings · specialized robotics (warehousing / delivery / service / security)

- **Symbotic** — Mkt cap $24.1B · 27E revenue $3,619M · Warehouse automation — 6.7X · mkt cap $24.1B
- **Serve Robotics** — Mkt cap $0.42B · 27E revenue $33M · Last-mile delivery — 12.6X · mkt cap $0.42B
- **Richtech Robotics** — Mkt cap $0.42B · 27E revenue $7M · Service robots — Mkt cap $0.42B — 62.2x
- **Micropolis AI** — Mkt cap $0.03B · 27E revenue $14M · Security — 2.5X · mkt cap $0.03B
- **Knightscope** — Mkt cap $0.03B · 27E revenue $39M · Security patrol — 0.8X · mkt cap $0.03B

Group median 6.7x / mean 17.0x — FFR's 4.4x remains below the group median

Note: Market caps and 2027E revenue are FactSet / Capital IQ consensus and market data (snapshot as of 2026-09-05; to be refreshed before release). The two panels use different x-axis scales. FFR's multiple is based on the $200M contribution price ÷ BP v10.0 FY2027E revenue of $45M. Private references: Figure AI ~$39B, Apptronik >$5.5B, Agility $2.5B (SPAC listing in progress; no revenue forecast). Illustrative only; not an offer of securities.

06 U.S. Peer Benchmarking: Significant Growth Potential for FFR

		FFR One-Brain Multi-Form Robot World **The only investment combining deliveries, positive contribution margin and public-market liquidity**	Agility Robotics Single industrial humanoid: Digit	Figure AI Single general-purpose humanoid: Helix
① Strategy	Product form factors	One Brain, Multiple Forms: 3 forms / 6 series / 25 models	Single form factor: Digit (currently v4)	Single general-purpose humanoid
	Use cases	Education, industry, security / inspection and commercial services	Warehouse logistics	Logistics / manufacturing pilots
② Business	Cumulative deliveries	550+ units; No. 1 in U.S. shipments	Single-digit shipments; 9 pilot production lines	-
	Product status	Volume deliveries underway; first unit off FFR's U.S. line in Feb. 2027	v5 not yet in volume production (2026 launch planned)	Figure 03 in small batches
	Ecosystem revenue	First Data Factory order: $400K, delivered and recognized	$300M+ lease contracts with a related party; 453,000 warrants, released against milestones	-
③ Financials	Latest revenue	$1.52M cumulative (independent third-party customers)	FY2025: $1.78M (64% related-party)	-
	Margin / profit (actual)	+30% positive contribution margin	−151% gross margin ($2.7M gross loss)	-
	Cash burn	~$150M cumulative funding to breakeven in 2028	2025 cash uses: $102M; going-concern uncertainty	-
	Breakeven timing	Q3 2028 (positive operating cash flow)	Not disclosed	-
④ Capital	Listing / transaction	Reverse merger: Q4 2026	SPAC (Churchill XI): expected Q4 2026–Q1 2027	Private; no S-1 filed
	Valuation	~$200M	$2.5B pre-money (≈12.5× FFR)	$39B (≈195× FFR)
	2027E P/S	4.4× (contribution valuation)	No revenue guidance; ≥~25× at implied full order capacity	-
	Proposed financing	$10–30M	~$620M ($420M trust + $200M PIPE)	~$1.9B raised privately to date

Sources: Public filings and company investor materials: Agility Robotics Investor Presentation (June 24, 2026) and Form S-4 (FY2025 audited financials, Note 14); Figure AI's self-reported Financial Profile; FFR company data. Forward-looking figures are identified as in the sources. Illustrative only; not an offer of securities.
2027E P/S: FFR contribution valuation / BP FY2027E revenue of $45M; Figure self-reported 2027E revenue of $110M. Agility has no revenue forecast: ≥~25× is an implied lower bound using its order economics (1,000 units × ~$100K/unit/year), assuming all units are delivered and recognized for a full year. The actual multiple may be higher.

06 AIXC Cap Table Overview

Source: AIXC Cap Table · Shares (USD)

21,108,884
Total Outstanding Common Stock
Authorized 225,000,000 shares

579,518
Warrant Outstanding

601
Series A-2 Preferred Stock
Authorized 15,000,000 shares

4,122
Series B Preferred Stock
Authorized 15,000,000 shares

Outstanding vs. Authorized

Share Class	Outstanding	Authorized	Utilization
Common Stock	21,108,884	225,000,000	9.38%
Warrants	579,518	—	—
Series A-2 Preferred	601	15,000,000	0.004%
Series B Preferred	4,121.79	15,000,000	0.03%

Unconverted Preferred → As-Converted Common

Preferred Class	Unconverted	As-Converted Common Stock
Series A-2	601	267,587
Series B	4,121.79	1,835,170
Total	**4,722.79**	**2,102,757**

Conversion price is $2.246 for both series (Stated Value $1,000/share). Already-converted preferred is excluded — its common shares are already reflected in the outstanding common stock balance.

As Converted Total Outstanding Shares≈ 23,791,159

= Common Stock 21,108,884 (incl. historically converted preferred, not double-counted) + Warrants as exercised 579,518 + as-converted common from unconverted Series A-2/B 2,102,757.

Appendix Agility Robotics: $2.5B Valuation Prices In Long-Term Scale

Business scale: still early-stage

Current revenue	Nearly pre-revenue; offering materials present cash uses without a separate revenue line
2025 cash uses	$102M (opex $111M = SG&A $37M + R&D $74M)
Flagship product	Digit v5 launch planned for 2026, before volume delivery; current deployments use v4
Commercial deployment	9 customer production lines; 65,000 cumulative operating hours
Order backlog	$300M+ (1,000 v5 units / 3-year RaaS / milestone-linked; not current revenue)
Equity raised to date	>$390M since inception

Valuation: already elevated

$2.5B pre-money equity value

Implied valuation multiple (basis)	Multiple
Valuation / current revenue Pre-revenue; no material current revenue	n.m.
Valuation / $300M+ backlog Multi-year and milestone-linked, not annual revenue	~8x
Valuation / ~$100M potential annual revenue 1,000 units × ~$100K/unit/year, assuming full delivery	~25x
Valuation / $390M equity raised Step-up since inception	~6x
Valuation / $102M cash uses in 2025 Current cash burn	~24x

Share price: nearly doubled after announcement, then declined CCXI daily close, June 25–Sept. 11, 2026



$20
$18
$16
$14
$12
$10
6/24 merger announced
Closing peak $19.10 (intraday $19.69)
Mid-July S-4 filing (FY2025 financials)
$12.41 (9/11)
35% below peak
Jul
Aug
Sep

- Before announcement: near the ~$10 trust floor
- Peak: ~90% gain; intraday high of $19.69
- Sept. 11: $12.41, down 35% from peak, still 24% above the floor

Key takeaway **The $2.5B valuation largely reflects a long-term 10,000+ unit deployment scenario,** versus 9 deployments, minimal revenue and an unlaunched flagship today. Shares have fallen 35% from their closing peak but retain a ~24% premium to the trust floor, indicating continued demand for scarce publicly traded humanoid robotics investments.

Sources: Agility Robotics Investor Presentation (June 24, 2026) and Form S-4. CCXI daily closing prices: stockanalysis.com, through Sept. 11, 2026. Illustrative only; not investment advice or an offer of securities.


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